RESEARCH AGREEMENT
                                     between
                     ELAST TECHNOLOGIES CORPORATION (ELAST)
                                       and
               THE CHARLES STARK DRAPER LABORATORY, INC. (DRAPER)

                             dated 26 December 1996


This is Modification 02 to this Research Agreement. The Research Agreement is modified as follows:


     1. ELAST provides $2,769 in additional funds on a no-fee basis for additional effort under tasks authorized by the basic Research Agreement.

     2. ELAST provides $8,562 ($7,935 cost and $627 fixed fee) for follow-on technical effort as defined in Draper Technical Statement dated 17 October 1997.

     3.   The total  contract  period of  performance is extended to 31 December
          1997.

     4.   A summary of cost-plus-fixed-fee for this effort is:


                                       Cost          Fee         Total
                                       ----          ---         -----
Basic Agreement                     $ 33,103       $ 2,616      $ 35,719

Modification 02
(Basic Tasks Additional Effort)        2,769             0         2,769
Modification 02
(Follow-on Effort)                     7,935           627         8,562
                                    --------       -------      --------
Proposed CPFF Total                 $ 43,807       $ 3,243      $ 47,050


Agreed to by:

ELAST TECHNOLOGIES CORPORATION          THE CHARLES STARK DRAPER
                                        LABORATORY, INC.

By: /s/ Robert Milne, M.D.              By: /s/ David C. Drisoll
    -----------------------------           -------------------------------

Name: Dr. Robert Milne                  Name: David C. Driscoll
      ---------------------------             -----------------------------

Title: President                        Title: Vice President & Treasurer
       --------------------------              ----------------------------

Date: 1 November 1997                   Date: Jan 13 1998
      ---------------------------             -----------------------------

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